Offerings - Offering: 1	May 12, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 32,647,887.79
Fee Rate	0.01381%
Amount of Registration Fee	$ 4,508.67
Offering Note	Calculated solely for purposes of determining the amount of the filing fee, based upon the net asset value of HarbourVest Private Investments Fund as of March 31, 2026.